Filed pursuant to Rule 497(e)
under the Securities Act of 1933,
as amended Securities Act File
No. 333-141120

FUNDVANTAGE TRUST

(THE “TRUST”)

FORMULA INVESTING U.S. VALUE 1000 FUND

FORMULA INVESTING U.S. VALUE SELECT FUND

Supplement dated October 30, 2013 to the Prospectus and Statement of Additional Information (“SAI”) for the Formula Funds dated September 1, 2013

At a meeting of the Board of Trustees (the “Board”) of FundVantage Trust (the “Trust”) held on October 29, 2013, the Board, including those Trustees who are not “interested persons” of the Trust as such term is defined in the Investment Company Act of 1940, as amended, unanimously approved a proposal, subject to shareholder approval, to reorganize each of the Formula Investing U.S. Value 1000 Fund and the Formula Investing U.S. Value Select Fund (each, a “Formula Fund” and together, the “Formula Funds”) into the Gotham Enhanced Return Fund (the “Gotham Fund”), each a series of the Trust, pursuant to an agreement and plan of reorganization (the “Agreement”).

In making its determination, the Board carefully considered the recommendation of the Formula Funds’ investment adviser, Gotham Asset Management, LLC (the “Adviser”), and its decision to focus on mutual funds with a combined long/short equity strategy.  The Adviser believes that the combined long/short equity strategy will produce better investment results over the long-term, including the ability to better preserve capital in down markets.

The Agreement will require the approval of the shareholders of each of the Formula Funds.  A special meeting of the shareholders is being called for that purpose. Shareholders of the Formula Funds will receive proxy solicitation materials providing them with information about the Gotham Fund and the Agreement. If approved by each Formula Funds’ respective shareholders, the reorganizations are expected to take effect in the first quarter of 2014. It is also anticipated that the reorganizations will be on a tax-free basis, which means that no gain or loss would be recognized by either of the Formula Funds or their shareholders.

In connection with the proposal to reorganize the Formula Funds, the Formula Funds will no longer accept additional investments, either from current shareholders or new shareholders, effective December 2, 2013.  All applicable redemption fees will be waived for redemptions of shares of the Formula Funds that occur after the date of this supplement.

If the Agreement is approved by shareholders of each Formula Fund, each of the Formula Funds will transfer all of its assets and liabilities to the Gotham Fund.  Immediately after the reorganizations, shareholders of the Formula Funds will own shares of the Gotham Fund that are equal in value to the shares of the Formula Fund that they held immediately prior to the closing of the reorganization (although the number of shares and the net asset value per share may be different). Shareholders of the Formula Funds will not incur any sales charges or other transaction charges as a result of the reorganizations. Expenses associated with the reorganization will be borne by the Adviser.

For more information about the Gotham Fund’s investment goals, strategies, and risks, see its Prospectus and Statement of Additional Information. The Prospectus and Statement of Additional Information, are available, free of charge, by calling (877) 974-6852 and on the Gotham Fund’s website at www.gothamfunds.com.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE